UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 2300

Houston, Texas 77010

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 26, 2025, MRC Global Inc., a Delaware corporation (“MRC Global”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with DNOW Inc., a Delaware corporation (“DNOW”), Buck Merger Sub, Inc., a Delaware corporation and a wholly-owned, direct subsidiary of DNOW (“Merger Sub”) and Stag Merger Sub, LLC, a Delaware limited liability company and a wholly-owned, direct subsidiary of DNOW (“LLC Sub”).

The Merger Agreement provides that, among other things and subject to the terms and conditions of the Merger Agreement, (1) Merger Sub will be merged with and into MRC Global (the “First Merger”), with MRC Global continuing as the surviving corporation in the First Merger (the time the First Merger becomes effective, the “Effective Time”) and (2) immediately following the First Merger, MRC Global will be merged with and into LLC Sub (the “Second Merger” and, together with the First Merger, the “Merger”), with LLC Sub continuing as the surviving company at the effective time of the Second Merger as a wholly-owned, direct subsidiary of DNOW. At the Effective Time, each issued and outstanding share of common stock of MRC Global (other than certain excluded shares) will be converted into the right to receive 0.9489 shares of common stock of DNOW, subject to certain adjustments (collectively, the “Merger Consideration”). The Merger Agreement also specifies the treatment of outstanding MRC Global equity awards in connection with the Merger.

The completion of the Merger is subject to satisfaction or waiver of certain customary mutual closing conditions, including (1) the receipt of the required approvals from each of MRC Global and DNOW stockholders, (2) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (3) certain other specified competition and foreign investment approvals having been obtained, (4) the absence of any governmental order or law that prohibits the consummation of the Merger, (5) the effectiveness of the registration statement on Form S-4 to be filed by DNOW pursuant to which the shares of DNOW common stock to be issued in connection with the Merger are registered with the Securities and Exchange Commission (the “SEC”), and (6) the authorization for listing of DNOW common stock to be issued as Merger Consideration on the New York Stock Exchange. The obligation of each party to consummate the Merger is also conditioned upon (1) the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), (2) the absence of a material adverse effect on the other party, (3) the other party having performed and complied in all material respects with its covenants, obligations and agreements under the Merger Agreement and (4) the receipt of an officer’s certificate from the other party confirming that the foregoing conditions (1)-(3) have been satisfied.

The Merger Agreement contains customary representations and warranties of MRC Global and DNOW relating to their respective businesses, financial statements and public filings, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants for each party including, subject to certain exceptions, covenants to conduct their respective businesses in the ordinary course consistent with past practice and to refrain from taking certain actions without the other party’s consent. MRC Global and DNOW also agreed to use their respective commercially reasonable efforts to cause the Merger to be consummated, including to obtain expiration or termination of the waiting period under the HSR Act and to obtain other specified approvals, subject to certain limitations set forth in the Merger Agreement.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, each of MRC Global and DNOW will be subject to certain restrictions on their respective abilities to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions.

MRC Global and DNOW are each required to call a meeting of its stockholders (1) in the case of MRC Global, to approve the Merger Agreement and, subject to certain exceptions, to recommend that its stockholders approve the Merger Agreement and (2) in the case of DNOW, to approve the issuance of common stock of DNOW as Merger Consideration and, subject to certain exceptions, to recommend that its stockholders approve such issuance.

The Merger Agreement contains termination rights for each of MRC Global and DNOW, including, among others, if the consummation of the First Merger does not occur on or before June 26, 2026 (subject to two potential extensions to September 26, 2026 and December 26, 2026 if the required regulatory approvals have not been received but all other conditions to closing have been satisfied or waived (except for those conditions that by their nature are to be satisfied at closing)). Additionally, the Merger Agreement permits either party, subject to compliance with certain requirements and payment of a termination fee (described below), to terminate the Merger Agreement to enter into a definitive agreement for a superior alternative acquisition proposal.

Upon termination of the Merger Agreement under specified circumstances, including, among others, the (1) termination by either party to enter into a definitive agreement for a superior alternative acquisition proposal, (2) termination by either party in the event of a change of recommendation by the respective board of directors, (3) termination by either party because the other party, its subsidiaries or any of its directors or officers materially breached its non-solicitation obligations or (4) termination by either party for enumerated reasons, followed by entry into a definitive agreement for an alternative proposal within nine months of such termination, the applicable party would be required to pay a termination fee to the other party of $45.5 million. In addition, under certain circumstances, if the Merger Agreement is terminated because of a failure of one party’s stockholders to approve the proposals necessary to consummate the Merger, such party will be required to pay the other party up to $8.5 million for reimbursement of transaction expenses incurred. In no event will either party be entitled to receive more than one termination fee, net of any expense reimbursement.

The Merger Agreement provides that, upon consummation of the Merger, DNOW’s board of directors shall be comprised of ten directors, including two directors selected from MRC Global’s board of directors by DNOW prior to closing.

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about MRC Global, Merger Sub, LLC Sub or DNOW. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in MRC Global’s or DNOW’s public disclosures.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2025, MRC Global entered into an omnibus amendment (“Omnibus Amendment”) with each of Daniel J. Churay, Grant Bates and John P. McCarthy (the “NEOs”) to the Restricted Stock Unit Award Agreement, dated as of February 6, 2023, the Restricted Stock Unit Award Agreement, dated as of February 7, 2024, the Restricted Stock Unit Award Agreement, dated as of March 12, 2025, the Performance Share Unit Award Agreement, dated as of February 6, 2023, the Performance Share Unit Award Agreement, dated as of February 7, 2024 and the Performance Share Unit Award Agreement, dated as of March 12, 2025, pursuant to which the foregoing award agreements were amended to provide for an extension of the post-termination restricted period with respect to the NEOs’ non-competition covenants from eighteen (18) to twenty-four (24) months, in the case of Mr. Churay, and from twelve (12) to eighteen (18) months, in the case of Messrs. Bates and McCarthy.

On June 24, 2025, MRC Global issued a letter to Mr. McCarthy that provides for a $150,000 cash bonus (the “McCarthy Bonus Letter”), payable in two equal installments. The first installment is payable on the first payroll date following the date of the McCarthy Bonus Letter and the second installment is paid on the earlier of the Closing or May 1, 2026, subject generally to Mr. McCarthy’s continued employment through the payment date of the second installment.

The foregoing descriptions of the Omnibus Amendments and the McCarthy Bonus Letter do not purport to be complete and are qualified in their entirety by reference to the Form of Omnibus Amendment and the McCarthy Bonus Letter, as applicable, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and are incorporated into this report by reference.

Item 7.01.	Regulation FD Disclosure.

On June 26, 2025, MRC Global and DNOW issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On June 26, 2025, in connection with the announcement of the Merger Agreement, DNOW intends to hold a conference call available to investors and the public. Details for accessing the conference call can be found in the press release attached as Exhibit 99.1 hereto. A presentation (the “Investor Presentation”) for reference during such call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in Item 7.01 of this report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in Item 7.01 of this report, including Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into any filing of the registrant, whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of June 26, 2025, by and among DNOW Inc., MRC Global Inc., Buck Merger Sub, Inc. and Stag Merger Sub, LLC

10.1	Form of Omnibus Amendment, dated June 26, 2025

10.2	Bonus Letter, dated June 24, 2025, by and between John P. McCarthy and MRC Global Inc.

99.1†	Joint Press Release, dated as of June 26, 2025, issued by DNOW Inc. and MRC Global Inc.

99.2†	Investor Presentation, dated as of June 26, 2025

104	Cover Page Interactive Data File - The cover page XBRL tags from this Current Report on Form 8-K are embedded within the Inline XBRL document

*	Exhibits and schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC upon request.
†	Furnished herewith.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” as defined under the federal securities laws. All statements other than statements of historical fact included or incorporated by reference in this Current Report on Form 8-K, including, among other things, statements regarding the proposed business combination transaction between MRC Global and DNOW, future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of MRC Global’s or DNOW’s operations or operating results are forward-looking statements. Words and phrases such as “ambition,” “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, MRC Global or DNOW expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond MRC Global’s or DNOW’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

The following important factors and uncertainties, among others, could cause actual results or events to differ materially from those described in forward-looking statements: DNOW’s ability to successfully integrate MRC Global’s businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits and synergies of the proposed transaction may not be fully achieved in a timely manner, or at all; the risk that MRC Global or DNOW will be unable to retain and hire key personnel; the risk associated with each party’s ability to obtain the approval of its stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; unanticipated difficulties, liabilities or expenditures relating to the transaction; the effect of the announcement, pendency or completion of the proposed transaction on the parties’ business relationships and business operations generally; the effect of the announcement or pendency of the proposed transaction on the parties’ common stock prices and uncertainty as to the long-term value of MRC Global’s or DNOW’s common stock; risks that the proposed transaction disrupts current plans and operations of MRC Global or DNOW and their respective management teams and potential difficulties in hiring or retaining employees as a result of the proposed transaction; rating agency actions and MRC Global’s and DNOW’s ability to access short- and long-term debt markets on a timely and affordable basis; changes in commodity prices, including a prolonged decline in these prices relative to historical or future expected levels; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil and gas, including changes resulting from any ongoing military conflict, including the conflicts in Ukraine and the Middle East, and the global response to such conflict, security threats on facilities and infrastructure, or from a public health crisis or from the imposition or lifting of crude oil production quotas or other actions that might be imposed by Organization of Petroleum Exporting Countries and other producing countries and the resulting company or third-party actions in response to such changes; legislative and regulatory initiatives addressing global climate change or other environmental concerns; public health crises, including pandemics and epidemics and any impacts or related company or government policies or actions; investment in and development of competing or alternative energy sources; international monetary conditions and exchange rate fluctuations; changes in international trade relationships or governmental policies, including the imposition of price caps, or the imposition of trade restrictions or tariffs on any materials or products used in the operation of MRC Global’s or DNOW’s business, including any sanctions imposed as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; MRC Global’s or DNOW’s ability to collect payments when due; MRC Global’s or DNOW’s ability to complete any dispositions or acquisitions on time, if at all; the possibility that regulatory approvals for any dispositions or acquisitions will not be received on a timely basis, if at all, or that such approvals may require modification to the terms of those transactions or MRC Global’s or DNOW’s remaining businesses; business disruptions following any dispositions or acquisitions, including the diversion of management time and attention; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation; the impact of competition and consolidation in the oil and natural gas industry; limited access to capital or insurance or significantly higher cost of capital or insurance related to illiquidity or uncertainty in the domestic or international financial markets or investor sentiment; general domestic and international economic and political conditions or developments, including as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; changes in fiscal regime or tax, environmental and other laws applicable to MRC Global’s or DNOW’s businesses; disruptions resulting from accidents, extraordinary weather events, civil unrest, political events, war, terrorism, cybersecurity threats or information technology failures, constraints or disruptions; and other economic, business, competitive and/or regulatory factors affecting MRC Global’s or DNOW’s businesses generally as set forth in their filings with the SEC. The registration statement on Form S-4 and joint proxy statement/prospectus that will be filed with the SEC will describe additional risks in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and joint proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to MRC Global’s and DNOW’s respective periodic reports and other filings with the SEC, including the risk factors contained in MRC Global’s and DNOW’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent current expectations and are inherently uncertain and are made only as of the date hereof (or, if applicable, the dates indicated in such statement). Except as required by law, neither MRC Global nor DNOW undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, DNOW intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of DNOW and MRC Global that also constitutes a prospectus of DNOW common shares to be offered in the proposed transaction. Each of DNOW and MRC Global may also file other relevant documents with the SEC regarding the proposed transaction. This Current Report on Form 8-K is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that DNOW or MRC Global may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of DNOW and MRC Global. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about MRC Global, DNOW and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by MRC Global will be available free of charge on MRC Global’s website at https://investor.mrcglobal.com/ or by contacting MRC Global’s Investor Relations Department by email at Investor.Relations@mrcglobal.com or by phone at (832) 308-2847. Copies of the documents filed with the SEC by DNOW will be available free of charge on DNOW’s website at https://ir.dnow.com/ or by contacting DNOW’s Investor Relations Department by email at ir@dnow.com or by phone at (281) 823-4006.

Participants in the Solicitation

MRC Global, DNOW and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of MRC Global, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) MRC Global’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 17, 2025, (ii) MRC Global’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 14, 2025 and (iii) to the extent holdings of MRC Global securities by its directors or executive officers have changed since the amounts set forth in MRC Global’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC. Information about the directors and executive officers of DNOW, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) DNOW’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 4, 2025, (ii) DNOW’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 18, 2025 and (iii) to the extent holdings of DNOW securities by its directors or executive officers have changed since the amounts set forth in DNOW’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by MRC Global and DNOW will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by MRC Global will be available free of charge on MRC Global’s website at https://investor.mrcglobal.com/ and those filed by DNOW will be available free of charge on DNOW’s website at https://ir.dnow.com/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRC GLOBAL INC.

Date: June 26, 2025	By:	/s/ Kelly D. Youngblood
Kelly D. Youngblood
Executive Vice President & Chief Financial Officer